Q1 2023 Key Highlights $7.0B Billion AUM 95% Occupancy 35% Leverage May 2023 2023 Quarterly in Review As a core, institutionally sponsored real estate fund, JLL Income Property Trust was designed to be a “hold-through” cycle investment allocation, providing the potential for attractive, tax-efficient current income, portfolio diversification, modest capital appreciation and wealth preservation across an array of economic environments. While current economic conditions (namely, higher interest rates) have negatively impacted valuations of all asset types, we remain confident in the enduring benefits of core, low-leverage, income-oriented real estate as an essential component of an individual’s diversified investment portfolio. The first quarter of 2023 was in many ways a continuation of the conditions we observed in the second half of 2022. Economic uncertainty fueled by the Federal Reserve’s interest rate hikes has impacted real estate through softening valuation metrics for all property types – though much less in our preferred sectors of residential, industrial and healthcare, which combined represent nearly 85% of our portfolio. Due to the Fed’s rate hikes, coupled with a banking crisis afflicting smaller regional banks, we have continued our all-equity, no new leverage investing that we moved to in early 2022. Given our strong balance sheet and continued positive net capital inflows, JLL Income Property Trust remains an all-cash investor, forestalling the risks of using negative leverage as we begin to see attractive investment opportunities. First Quarter 2023 Performance JLL Income Property Trust posted a first quarter 2023 total return of -3.2%, comprised of 1.0% of income return and -4.2% of appreciation return. Our trailing one-year, three-year, and five-year total returns were -3.0%, 9.3%, and 7.8%, respectively. During the first quarter, we increased our quarterly dividend by 3.6% to $0.145 per share, resulting in an annualized distribution of $0.58 per share, which is an annualized yield of 4.2%1 on our current NAV per share. Our portfolio continues to produce growing cash flows that have allowed us to pay 45 consecutive quarterly dividends and increase our dividend eight times during that period, resulting in an average annual dividend increase of 3.9%. As a result of the unique tax advantages associated with our REIT structure, our current distributions equate to an annualized tax equivalent yield of 6.4%2. Our strategy to overweight the residential and industrial sectors – which have delivered above inflation rent growth and currently comprise 74% of our portfolio have helped to bolster our dividend and provide stockholders with income growth even during this challenging macroeconomic environment. Portfolio Summary JLL Income Property Trust ended the first quarter with 136 properties diversified by property type, tenants and geography. The portfolio is well leased across all property sectors with occupancy of 95%. Future lease expirations are staggered and manageable, with only 4% of leases maturing over the remainder of 2023 and 10% in 2024, of which half is in the industrial sector, which we believe represents upside given in-place rents are around 17% below market, as estimated by our 3rd party external appraiser. During the first quarter, we added $12 million in new Single Family Rentals to our portfolio. We expect to acquire an additional $400 million in this property 1 136 Properties To Our Valued Stockholders 27 States 45 Markets 1 The 4.2% annualized distribution yield is on Class M-I shares. Exhibit 99.1 sector over the next two years. Just after quarter end, we also acquired an $82 million Class A industrial property in the Louisville, KY market leased to a leading global logistics company. As a point of reference regarding the changing market environment, on a cap rate basis this property was priced nearly 150 basis points better than similar quality industrial properties were just 18 months ago – demonstrating that attractive buying opportunities are beginning to come to market. Our allocation to the office property sector – the subject of recent headlines about distress in the sector – is only three properties, just 4% of our $7 billion portfolio. Our decision to significantly reduce JLL Income Property Trust’s allocation to the office sector several years ago has proven to be a prudent one. More broadly speaking, we are seeing attractive investment opportunities in today’s marketplace and expect to invest more as the year progresses. However, we are also being patient, watching interest rates carefully along with monitoring the potential for recession risks. As we have capital to invest, we are letting market opportunities come to us. Fortress Balance Sheet Throughout 2022, JLL Income Property Trust made a strategic decision to reduce its overall leverage in anticipation of challenging economic conditions caused in large part by rising interest rates. That strategy continues today, and as of the end of the first quarter 2023, our overall loan-to-value ratio was at a conservative level of just 35%. Our borrowings are 80% fixed-rate loans with a weighted-average interest rate of 3.8% and a weighted time to maturity of approximately 5 years. We have limited near term debt maturities, with only 6% of our total borrowings maturing through 2024. Also, an important distinction from other NAV REITs is that JLL Income Property Trust does not “mark debt to market” in its NAV calculation. When other real estate sponsors engage in this practice, we believe it artificially inflates their investment performance in rising rate environments such as today, and sets the stage for future underperformance as those paper gains revert to zero over time as the underlying debt reaches maturity. In contrast, our below market borrowings are held at cost, a meaningful advantage for our stockholders and a reflection of our more transparent, investor-friendly valuation policies. At the end of the first quarter 2023, JLL Income Property Trust had $15 million of cash, $450 million of undrawn capacity on its credit facility and $45 million in REIT securities for a total of $510 million in available liquidity. Our ability to continue to access capital provides us with compelling dry powder to continue to make attractive acquisitions throughout this year and beyond. While the topic of stockholder liquidity has been in the news as other NAV REITs reached the limits of their Share Repurchase Plans, JLL Income Property Trust has continued to meet all stockholder requests for share repurchases. In the first quarter of 2023, our share repurchase limit was $175 million, and we received requests to repurchase $85 million of shares, all of which were fulfilled. Overall, including share sales and our differentiating DST program, we experienced net positive inflows in the quarter. Outlook We continue to be conservative in our management of JLL Income Property Trust, and will look to balance opportunities to add growth, build long term value in our portfolio, and enhance future returns while acting as responsible stewards of your investment capital. We thank you for your ongoing support. 2 Sincerely, Allan Swaringen | President and Chief Executive Officer

JLL | INCOME PROPERTY TRUST

Portfolio Summary

March 2023

Residential
26 Apartment Communities
4,000+ Single Family Homes
$3.0^B Portfolio Value

Industrial
58 Warehouses
$2.1^B Portfolio Value

Grocery-Anchored Retail
22 Shopping Centers
$798^M Portfolio Value

Healthcare
18 Medical Office Properties
5 Life Science Buildings
$625^M Portfolio Value

Office
3 Office Buildings
$243^M Portfolio Value



31%
INDUSTRIAL
43%
RESIDENTIAL
4%
OFFICE
9%
HEALTHCARE
12%
GROCERY-ANCHORED RETAIL

Investment Highlights



Louisville Logistics Center $81.5M
Industrial



Molly Brook on Belmont $89.0M
Residential



Greater Sacramento Medical Center $11.1M
Healthcare



Woodlawn Point $35.0M
Grocery-Anchored Retail

Source: JLL Income Property Trust.
All statistics as of as of March 31, 2023.
Note: All properties pictures are included in the JLL Income Property Trust portfolio.

3

SUMMARY OF RISK FACTORS You should read the prospectus carefully for a description of the risks associated with an investment in JLL Income Property Trust (JLLIPT). Some of these risks include but are not limited to the following: Since there is no public trading market for shares of our common stock, repurchases of shares by us after a one-year minimum holding period will likely be the only way to dispose of your shares. After a required one-year holding period, JLLIPT limits the amount of shares that may be repurchased under our repurchase plan to approximately 5% of our net asset value (NAV) per quarter and 20% of our NAV per annum. Because our assets will consist primarily of properties that generally cannot be readily liquidated, JLLIPT may not have sufficient liquid resources to satisfy repurchase requests. Further, our board of directors may modify or suspend our repurchase plan if it deems such action to be in the best interest of our stockholders. As a result, our shares have limited liquidity and at times may be illiquid. The purchase and redemption price for shares of our common stock will be based on the NAV of each class of common stock and will not be based on any public trading market. Because valuation of properties is inherently subjective, our NAV may not accurately reflect the actual price at which our assets could be liquidated on any given day. JLLIPT is dependent on our advisor to conduct our operations. JLLIPT will pay substantial fees to our advisor, which increases your risk of loss. JLLIPT has a history of operating losses and cannot assure you that JLLIPT will achieve profitability. Our advisor will face conflicts of interest as a result of, among other things, time constraints, allocation of investment opportunities, and the fact that the fees it will receive for services rendered to us will be based on our NAV, which it is responsible for calculating. The amount of distributions JLLIPT makes is uncertain and there is no assurance that future distributions will be made. JLLIPT may pay distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds. Our use of leverage increases the risk of your investment. If JLLIPT fails to maintain our status as a REIT, and no relief provisions apply, JLLIPT would be subject to serious adverse tax consequences that would cause a significant reduction in our cash available for distribution to our stockholders and potentially have a negative impact on our NAV. While JLLIPT’s investment strategy is to invest in stabilized commercial real estate properties diversified by sector with a focus on providing current income to investors, an investment in JLLIPT is not an investment in fixed income. Fixed income has material differences from an investment in a non-traded REIT, including those related to vehicle structure, investment objectives and restrictions, risks, fluctuation of principal, safety, guarantees or insurance, fees and expenses, liquidity and tax treatment. Investing in commercial real estate assets involves certain risks, including but not limited to: tenants’ inability to pay rent; increases in interest rates and lack of availability of financing; tenant turnover and vacancies; and changes in supply of or demand for similar properties in a given market. You should carefully review the “Risk Factors” section of our prospectus for a discussion of the risks and uncertainties that we believe are material to our business, operating results, prospects and financial condition. Except as otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This sales material must be read in conjunction with the prospectus in order to fully understand all the implications and risks of the offering of securities to which it relates. This sales material is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the prospectus. Investors could lose all or a substantial amount of their investment. Alternative investments are appropriate only for eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. This material is not to be reproduced or distributed to any other persons (other than professional advisors of the investors or prospective investors, as applicable, receiving this material) and is intended solely for the use of the persons to whom it has been delivered. JLLIPT may be subject to adverse legislative, regulatory, or administrative and judicial interpretative changes concerning taxes, which could increase its tax liability, reduce its operating flexibility and reduce the price of JLLIPT’s common stock. Such changes may be enacted with retroactive effect. We cannot assure you that any such changes will not adversely affect the taxation of JLLIPT’s stockholders. Any such changes could have an adverse effect on an investment in JLLIPT or on the market value or the resale potential of JLLIPT’s assets. You should consult with your tax advisor with respect to the impact of any legislative, regulatory, or administrative and judicial interpretive changes concerning taxes on your investment in JLLIPT and the status of legislative, regulatory or other tax developments and proposals and their potential effect on an investment in shares of JLLIPT’s common stock. FORWARD-LOOKING STATEMENT DISCLOSURE This literature contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” and other similar terms, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks, uncertainties, and contingencies include, but are not limited to, the following: our ability to effectively raise capital in our offering; uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; and other risk factors as outlined in our prospectus and periodic reports filed with the Securities and Exchange Commission. Although JLLIPT believes the expectations reflected in such forward- looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. JLLIPT undertakes no obligation to update any forward-looking statement contained herein to conform the statement to actual results or changes in our expectations. NAV CALCULATION AND RECONCILIATION This sales material contains references to our NAV. NAV is calculated in accordance with the valuation guidelines approved by our board of directors. NAV is not a measure used under generally accepted accounting principles in the United States (“GAAP”), and you should not consider NAV to be equivalent to stockholders’ equity or any other GAAP measure. As of September 30, 2022, our NAV per share was $14.92, $14.93, $14.94, $14.90 and $14.90 per Class M-I, Class M, Class A-I, Class A and Class D shares, respectively, and total stockholders’ equity per share was $9.25, $9.26, $9.26, $9.24 and $9.24 per Class M-I, Class M, Class A-I, Class A share and Class D shares, respectively. For a full reconciliation of NAV to stockholders’ equity, please see the “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Net Asset Value” section of our annual and quarterly reports filed with the SEC, which are available at http://jllipt.com/sec-filings. For information on how we calculate NAV, see the “Net Asset Value Calculation and Valuation Guidelines” section of our prospectus. This literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Securities and Exchange Commission, the Attorney General of the State of New York nor any other state securities regulator has approved or disapproved of our common stock, determined if the prospectus is truthful or complete, or passed on or endorsed the merits of this offering. Any representation to the contrary is a criminal offense. A copy of the prospectus for the JLL Income Property Trust offering can be obtained or viewed at www.jllipt.com. Copyright © 2023 Jones Lang LaSalle Income Property Trust, Inc. All rights reserved. No part of this publication may be reproduced by any means, whether graphically, electronically, mechanically or otherwise howsoever, including without limitation photocopying and recording on magnetic tape, or included in any information store and/or retrieval system without prior permission of Jones Lang LaSalle Income Property Trust, Inc. This information is distributed by LaSalle Investment Management Distributors, LLC (“LIMD”). LIMD (member FINRA/SIPC) is an affiliate of JLL and the dealer manager for the JLLIPT offering. For more information on this research presentation, please call 855-823-5521. JLLIPT-SH-0523 2 Tax equivalent yield reflects the pre-tax yield an investor in a theoretical taxable investment would need to receive to match the after-tax yield of IPT’s Class M-I share class assuming that (i) all income earned on the theoretical fixed income investment is taxed at the top ordinary rate of 37% and (ii) 83% of IPT’s distributions are treated as a return of capital (“ROC”), which is equal to the percentage of distributions classified as ROC since inception in 2012, and excluding the impact of taxes that would be payable upon redemption. The ordinary income tax rate could change in the future. This assumes a one-year holding period and includes the impact of deferred capital gains tax incurred in connection with a redemption of IPT shares. Upon redemption, an investor is assumed to be subject to tax on all prior return of capital distributions at the current maximum capital gains rate of 20%. The capital gains rate could change in the future. Other fixed income products with different characteristics, such as municipal bonds, may also provide tax advantages. The availability of certain tax benefits, such as tax losses from other investments, may also increase the after-tax yield of other fixed income products for an investor. Investors should consult their own tax advisors.